SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report                                July 30, 2002
(Date of earliest event reported)             July 16, 2002


                HEARTLAND FINANCIAL, USA, INC.
    (Exact name of Registrant as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


       0-20878                               42-1405748
(Commission File Number)                  (I.R.S. Employer
                                     Identification Number)


1398 Central Avenue, Dubuque, Iowa                    52001
(Address of principal executive offices)          (Zip Code)


                        (563) 589-2100
     (Registrant's telephone number, including area code)

Item 5.  Other Events

     On July 16, 2002, the Board of Directors of Heartland Financial USA, Inc. (the "Company") authorized management to acquire and hold in treasury up to $4,000,000 of the Company's common stock, par value $1.00 per share. Currently, the Company holds $1,178,000 of the Company's common stock in treasury. A portion of the acquired shares will be used for the exercise of options by employees, officers and directors; issuance of shares under the Company's dividend reinvestment plan; the scheduled payout to the minority shareholders of New Mexico Bank & Trust in April of 2003; and the issuance of stock under other incentive compensation agreements.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          None.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND FINANCIAL USA, INC.



July 30, 2002                   By:/s/ John K. Schmidt
                                ---------------------------
                                John K. Schmidt
                                Executive Vice President
                                and Chief Financial Officer